UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/05/2005

OXIS International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-08092

DE	94-1620407
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6040 N Cutter Circle Suite 317, Portland, OR 97217
(Address of Principal Executive Offices, Including Zip Code)

503-283-3911
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)        Election of Directors
On October 5, 2005 the board of directors of OXIS International, Inc. appointed John E. Repine, M.D. as a member of the board of directors, effective immediately, to serve until the next annual meeting of stockholders. On October 7, 2005, OXIS International issued a press release announcing the appointment of Dr. Repine to the board of directors. A copy of the press release is attached as Exhibit 99.1 under Item 9.01 of this Report.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
99.1        Press Release dated October 7, 2005 entitled "Dr. John Repine, M.D., CEO and Scientific Director of the Webb-Waring Institute for Cancer, Aging and Antioxidant Research Joins OXIS' Board of Directors."

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OXIS International, Inc.

Date: October 07, 2005.	By:	/s/ Steven T. Guillen
Steven T. Guillen
President & CEO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated October 7, 2005